Insurance Recoveries	12 Months Ended
Dec. 31, 2012
Extraordinary and Unusual Items [Abstract]
Insurance Recoveries
Insurance Recoveries
In the third quarter of 2011, the Company settled its insurance claim related to hurricane Alex, which struck in 2010 and resulted in extensive damage to KCSM’s track and bridge infrastructures, caused multiple track-related incidents and significantly disrupted the Company’s rail service. As a result of this settlement, the Company recognized a gain on insurance recoveries of $14.8 million in the third quarter of 2011. This gain primarily represented the recovery of lost profits and the replacement value of property in excess of its carrying value, net of the self-insured retentions.